As filed with the Securities and Exchange Commission on June 23, 2015

Registration No. 333-204881

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CENTRAL GARDEN & PET COMPANY*

(Exact Name of Registrant as specified in its charter)

Delaware	5199	68-0275553
(State or Other Jurisdiction of Incorporation or Organization) Classification Code Number)	(Primary Standard Industrial	(I.R.S. Employer Identification No.)

1340 Treat Boulevard, Suite 600

Walnut Creek, CA 94597

(925) 948-4000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

George A. Yuhas

General Counsel

Central Garden & Pet Company

1340 Treat Boulevard, Suite 600, Walnut Creek, CA 94597

(925) 948-4000

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

WITH COPIES TO:

John F. Seegal

Brett Cooper

Orrick, Herrington & Sutcliffe LLP

The Orrick Building

405 Howard Street

San Francisco, CA 94105

(415) 773-5918

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post–effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post–effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

The following are additional registrants that may guarantee the debt securities registered hereby:

NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION	I.R.S. EMPLOYER IDENTIFICATION NUMBER	ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE
All-Glass Aquarium Co., Inc.	Wisconsin	39-1144104	*
B2E Biotech, LLC	Delaware	20-2228567	*
B2E Corporation	New York	11-3243032	*
Central Pet Products Procurement, LLC	Utah	47-4194049	*
Farnam Companies, Inc.	Arizona	86-0101524	*
Four Paws Products Ltd.	New York	11-2210716	*
Gro Tec, Inc.	Georgia	58-1734869	*
Gulfstream Home & Garden, Inc.	Florida	58-2255720	*
Kaytee Products, Incorporated	Wisconsin	39-0399490	*
Matson, LLC	Washington	20-0083295	*
New England Pottery, LLC	Delaware	57-1198837	*
Pennington Seed, Inc.	Delaware	58-2394553	*
Pets International, Ltd.	Illinois	36-3390302	*
T.F.H. Publications, Inc.	Delaware	22-1918893	*
Wellmark International	California	94-3273583	*

*	The agent for service of process is George A. Yuhas, Central Garden & Pet Company, 1340 Treat Boulevard, Suite 600, Walnut Creek, CA 94597 (925) 948-4000.

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-3 is being filed solely to revise the opinion of Orrick, Herrington & Sutcliffe LLP. Accordingly, Amendment No. 1 consists of the cover page, this note, and Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The following table sets forth the costs and expenses payable by the registrant in connection with the offerings described in this registration statement. All of the amounts shown are estimates except the registration fee.

SEC registration fee		$46,472
Rating agency fees		*
Legal fees and expenses		*
Accounting fees and expenses		*
Financial printers fees and expenses		*
Trustee fees and expenses		*
Transfer agent fees and expenses		*
Miscellaneous expenses		*

Total	$	*

*	These expenses depend upon the number of issuances and cannot be estimated at this time. An estimate of the aggregate expenses in connection with the issuance and distribution of the securities being offered will be included in the applicable prospectus supplement.

Item 15. Indemnification of Directors and Officers.

Section 145 of the Delaware General Corporation Law (the “DGCL”) provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation—a “derivative action”), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s bylaws, disinterested director vote, stockholder vote, agreement or otherwise.

Under the terms of our Bylaws and subject to the applicable provisions of Delaware law, we have indemnified each of our directors and officers and, subject to the discretion of the Board of Directors, any other person, against expenses incurred or paid in connection with any claim made against such director or officer or any actual or threatened action, suit or proceeding in which such director or officer may be involved by reason of being or having been a director or officer of us, or of serving or having served at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action taken or not taken by such director or officer in such capacity, and against the amount or amounts paid by such director or officer in settlement of any such claim, action, suit or proceeding or any judgment or order entered therein.

Section 102(b)(7) of the DGCL permits a provision in the certificate of incorporation of each corporation organized thereunder, such as the Company, eliminating or limiting, with certain exceptions, the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Our Restated Certificate of Incorporation eliminates the liability of directors to the extent permitted by the DGCL.

We carry directors’ and officers’ liability insurance that covers certain liabilities and expenses of our directors and officers.

Item 16. Exhibits.

Exhibit Number	Exhibit

1.1	Form of Equity Underwriting Agreement.*

1.2	Form of Debt Underwriting Agreement.*

4.1	Fourth Amended and Restated Certificate of Incorporation (incorporated by reference from Exhibit 3.1 to the Company’s Form 10-K for the fiscal year ended September 30, 2006).

4.2	Amended and Restated Bylaws (incorporated by reference from Exhibit 3.2 to the Company’s Form 10-Q for the fiscal quarter ended March 28, 2009).

4.3	Specimen Common Stock Certificate (incorporated by reference from Exhibit 4.1 to the Company’s Registration Statement on Form S-1 (SEC File No. 33-48070)).

4.4	Specimen Class A Common Stock Certificate (incorporated by reference from Exhibit 1 to Form 8-A (SEC File No. 001-33268)).

4.5	Form of Certificate of Designation for the preferred stock (together with preferred stock certificate).*

4.6	Indenture, dated as of March 8, 2010, by and between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference from Exhibit 4.2 to the Company’s Form 8-K filed March 8, 2010).

4.7	Form of Subordinated Indenture (incorporated by reference from Exhibit 4.6 to the Company’s Registration Statement on Form S-3 (SEC File No. 333-122031)).

4.8	Form of Senior Note.*

4.9	Form of Subordinated Note.*

4.10	Form of Warrant Agreement (together with form of Warrant Certificate).*

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.†

23.1	Consent of Independent Registered Public Accounting Firm.†

23.2	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1).

24.1	Powers of Attorney.†

25.1	Statement of Eligibility and Qualification on Form T-1 of the Senior Trustee to act as Trustee under the Senior Indenture.†

25.2	Statement of Eligibility and Qualification on Form T-1 of the Subordinated Trustee to act as Trustee under the Subordinated Indenture.*

*	To be filed by amendment or Form 8-K.
†	Previously filed.

Item 17. Undertakings.

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which as registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by these paragraphs is contained in reports filed with or furnished to the SEC by us per Sections 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference into this registration statement or is contained in a form of prospectus filed per Rule 424(b) that is part of this registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A) each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(C) if we are subject to Rule 430C, each prospectus filed per Rule 424(b) as part of the registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchase with a time of contract of sale prior to such first use, supersede, modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

(d) The undersigned registrant hereby undertakes that:

(1) For purposes of determining liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance on Rule 430A and contained in a form of prospectus filed by the registrant per Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to form part of this registration statement as of the time it was declared effective; and

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(e) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

CENTRAL GARDEN & PET COMPANY

By:	/s/ Lori A. Varlas
Lori A. Varlas Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John R. Ranelli* John R. Ranelli	President and Chief Executive Officer and Director (Principal Executive Officer)	June 22, 2015

/s/ Lori A. Varlas* Lori A. Varlas	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ John B. Balousek* John B. Balousek	Director	June 22, 2015

William E. Brown	Chairman and Director

/s/ David N. Chichester* David N. Chichester	Director	June 22, 2015

/s/ Thomas J. Colligan* Thomas J. Colligan	Director	June 22, 2015

/s/ Brooks M. Pennington III* Brooks M. Pennington III	Director	June 22, 2015

/s/ Alfred A. Piergallini* Alfred A. Piergallini	Director	June 22, 2015

/s/ George C. Roeth* George C. Roeth	Director	June 22, 2015

/s/ M. Beth Springer* M. Beth Springer	Director	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

ALL-GLASS AQUARIUM CO., INC.

By:	/s/ Lori A. Varlas
Lori A. Varlas, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mark S. Cavanaugh* Mark S. Cavanaugh	President and Director (Acting Principal Executive Officer)	June 22, 2015

/s/ Lori A. Varlas* Lori A. Varlas	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ Michael A. Reed* Michael A. Reed	Director	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

B2E BIOTECH, LLC

By:	/s/ Lori A. Varlas
Lori A. Varlas, Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael A. Reed* Michael A. Reed	Chairman & Chief Executive Officer (Principal Executive Officer)	June 22, 2015

/s/ Robert Roder* Robert Roder	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ John R. Ranelli* John R. Ranelli	President and Chief Executive Officer of Central Garden & Pet Company, as manager	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

B2E CORPORATION

By:	/s/ Lori A. Varlas
Lori A. Varlas, Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael A. Reed* Michael A. Reed	Chairman and Chief Executive Officer and Director (Principal Executive Officer)	June 22, 2015

/s/ Robert Roder* Robert Roder	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ Lori A. Varlas* Lori A. Varlas	Director	June 22, 2015

/s/ Cristina Weekes* Cristina Weekes	Director	June 22, 2015

/s/ Frank Jusich* Frank Jusich	Director	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

FARNAM COMPANIES, INC.

By:	/s/ Lori A. Varlas
Lori A. Varlas, Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael A. Reed* Michael A. Reed	President and Director (Principal Executive Officer)	June 22, 2015

/s/ Lori A. Varlas* Lori A. Varlas	Vice President—Finance, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

FOUR PAWS PRODUCTS LTD.

By:	/s/ Lori A. Varlas
Lori A. Varlas, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Glen S. Axelrod* Glen S. Axelrod	Chief Executive Officer, President and Director (Principal Executive Officer)	June 22, 2015

/s/ Ray Gallagher* Ray Gallagher	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ Michael A. Reed* Michael A. Reed	Director	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

GRO TEC, INC.

By:	/s/ Lori A. Varlas
Lori A. Varlas, Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael A. Reed* Michael A. Reed	President and Director (Principal Executive Officer)	June 22, 2015

/s/ Tom Reynolds* Tom Reynolds	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ W. Dan Pennington* W. Dan Pennington	Director	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

GULFSTREAM HOME & GARDEN, INC.

By:	/s/ Lori A. Varlas
Lori A. Varlas, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael A. Reed* Michael A. Reed	President and Director (Principal Executive Officer)	June 22, 2015

/s/ Lori A. Varlas* Lori A. Varlas	Treasurer and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

KAYTEE PRODUCTS, INCORPORATED

By:	/s/ Lori A. Varlas
Lori A. Varlas, Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Todd Regan* Todd Regan	President and Director (Principal Executive Officer)	June 22, 2015

/s/ Lori A. Varlas* Lori A. Varlas	Chief Financial Officer, Vice President and Director (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ Michael A. Reed* Michael A. Reed	Director	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

MATSON, LLC

By:	/s/ Lori A. Varlas
Lori A. Varlas, Vice President—Finance and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael A. Reed* Michael A. Reed	President (Principal Executive Officer)	June 22, 2015

/s/ Lori A. Varlas* Lori A. Varlas	Vice President—Finance and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ John R. Ranelli* John R. Ranelli	President and Chief Executive Officer of Central Garden & Pet Company, the sole member	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

NEW ENGLAND POTTERY, LLC

By:	/s/ Lori A. Varlas
Lori A. Varlas, Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael A. Reed* Michael A. Reed	President, Chairman and Chief Executive Officer (Principal Executive Officer)	June 22, 2015

/s/ Lori A. Varlas* Lori A. Varlas	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ John R. Ranelli* John R. Ranelli	President and Chief Executive Officer of Central Garden & Pet Company, the sole member	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

PENNINGTON SEED, INC.

By:	/s/ Lori A. Varlas
Lori A. Varlas, Executive Vice President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael A. Reed* Michael A. Reed	Chief Executive Officer and President and Director (Principal Executive Officer)	June 22, 2015

/s/ Lori A. Varlas* Lori A. Varlas	Executive Vice President, Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ W. Dan Pennington* W. Dan Pennington	Director	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

PETS INTERNATIONAL, LTD.

By:	/s/ Lori A. Varlas
Lori A. Varlas, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Todd Regan* Todd Regan	Chairman, Chief Executive Officer and President and Director (Principal Executive Officer)	June 22, 2015

/s/ Nicholas Lahanas* Nicholas Lahanas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ Michael A. Reed* Michael A. Reed	Director	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

T.F.H. PUBLICATIONS, INC.

By:	/s/ Lori A. Varlas
Lori A. Varlas, Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Glen S. Axelrod* Glen S. Axelrod	President, Chief Executive Officer and Director (Principal Executive Officer)	June 22, 2015

/s/ Ray Gallagher* Ray Gallagher	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ Michael A. Reed* Michael A. Reed	Director	June 22, 2015

/s/ Lori A. Varlas* Lori A. Varlas	Director	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

WELLMARK INTERNATIONAL

By:	/s/ Lori A. Varlas
Lori A. Varlas, Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael A. Reed* Michael A. Reed	Chairman and Chief Executive Officer (Principal Executive Officer)	June 22, 2015

/s/ Robert Roder* Robert Roder	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ Frank Jusich* Frank Jusich	Director	June 22, 2015

/s/ Lori A. Varlas* Lori A. Varlas	Director	June 22, 2015

/s/ Cristina Weekes* Cristina Weekes	Director	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on June 22, 2015.

CENTRAL PET PRODUCTS PROCUREMENT, LLC

By:	/s/ Lori A. Varlas
Lori A. Varlas, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Glen Axelrod* Glen Axelrod	President (Principal Executive Officer)	June 22, 2015

/s/ Lori A. Varlas* Lori A. Varlas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 22, 2015

/s/ John R. Ranelli* John R. Ranelli	President and Chief Executive Officer of Central Garden & Pet Company, as manager	June 22, 2015

*By:	/s/ Lori A. Varlas
Lori A. Varlas Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Exhibit

1.1	Form of Equity Underwriting Agreement.*

1.2	Form of Debt Underwriting Agreement.*

4.1	Fourth Amended and Restated Certificate of Incorporation (incorporated by reference from Exhibit 3.1 to the Company’s Form 10-K for the fiscal year ended September 30, 2006).

4.2	Amended and Restated Bylaws (incorporated by reference from Exhibit 3.2 to the Company’s Form 10-Q for the fiscal quarter ended March 28, 2009).

4.3	Specimen Common Stock Certificate (incorporated by reference from Exhibit 4.1 to the Company’s Registration Statement on Form S-1 (SEC File No. 33-48070)).

4.4	Specimen Class A Common Stock Certificate (incorporated by reference from Exhibit 1 to Form 8-A, SEC File (No. 001-33268)).

4.5	Form of Certificate of Designation for the preferred stock (together with preferred stock certificate).*

4.6	Indenture, dated as of March 8, 2010, by and between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference from Exhibit 4.2 to the Company’s Form 8-K filed March 8, 2010).

4.7	Form of Subordinated Indenture (incorporated by reference from Exhibit 4.6 to the Company’s Registration Statement on Form S-3 (SEC File No. 333-122031)).

4.8	Form of Senior Note.*

4.9	Form of Subordinated Note.*

4.10	Form of Warrant Agreement (together with form of Warrant Certificate).*

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.†

23.1	Consent of Independent Registered Public Accounting Firm.†

23.2	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1).

24.1	Powers of Attorney.†

25.1	Statement of Eligibility and Qualification on Form T-1 of the Senior Trustee to act as Trustee under the Senior Indenture.†

25.2	Statement of Eligibility and Qualification on Form T-1 of the Subordinated Trustee to act as Trustee under the Subordinated Indenture.*

*	To be filed by amendment or Form 8-K.
†	Previously filed.